                                                            SALOMON SMITH BARNEY
                                                                    LIFEVEST-SM-


ANNUAL REPORT FOR:

   -  IDS LIFE OF NEW YORK ACCOUNT 7
   -  IDS LIFE INSURANCE COMPANY OF NEW YORK

PROSPECTUS FOR:

   THE SHEARSON LEHMAN BROTHERS FUND OF STRIPPED ("ZERO COUPON")
   U.S. TREASURY SECURITIES FUND, SERIES A



SALOMON SMITH BARNEY LIFEVEST-SM-
is underwritten, issued, managed and serviced by: IDS Life Insurance Company of New York

IDS LIFE OF NEW YORK ACCOUNT 7 - SINGLE PREMIUM VARIABLE LIFE INSURANCE
--------------------------------------------------------------------------------

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life of New York Account 7 - Single Premium Variable Life Insurance (comprised of subaccounts NAP, NGO, NHI, NTR, NMM and N04) as of December 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 with the affiliated mutual fund manager and the unit investment trust sponsor. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life of New York Account 7 - Single Premium Variable Life Insurance at December 31, 2000 and the individual and combined results of their operations and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP

Minneapolis, Minnesota

March 23, 2001

--------------------------------------------------------------------------------
                                                        ANNUAL REPORT -- 2000  1

IDS LIFE OF NEW YORK ACCOUNT 7 - SINGLE PREMIUM VARIABLE LIFE INSURANCE
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                             SEGREGATED ASSET SUBACCOUNTS
                                         ----------------------------------------------------------------------     COMBINED
DECEMBER 31, 2000                           NAP         NGO         NHI          NTR        NMM          N04     VARIABLE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments in shares of mutual fund
portfolios and units of the trust:
   at cost                               $1,007,736  $    7,445  $  123,480  $  181,932  $  105,327  $   12,826     $1,438,746
                                         ----------------------------------------------------------------------------------------
   at market value                       $1,323,290  $    7,529  $  116,857  $  197,645  $  105,325  $   35,066     $1,785,712

Dividends receivable                             --          33         123          --         486          --            642

Receivable from mutual fund portfolios
and the trust for share redemptions              --          --          --          --          --          57             57
---------------------------------------------------------------------------------------------------------------------------------
Total assets                              1,323,290       7,562     116,980     197,645     105,811      35,123      1,786,411
=================================================================================================================================
LIABILITIES

Payable to IDS Life of New
York for:

   Mortality and expense risk fee               627           4          56          95          50          17            849

   Minimum death benefit guarantee
   risk charge                                  419           2          37          63          33          11            565

   Issue and administrative
   expense charge                               314           2          28          47          25           8            424

   Mortality charge                             523           3          46          78          42          14            706

   Transaction charge                            --          --          --          --          --           7              7
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                             1,883          11         167         283         150          57          2,551
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period         $1,321,407  $    7,551  $  116,813  $  197,362  $  105,661  $   35,066     $1,783,860
=================================================================================================================================
Accumulation units outstanding              209,707       3,829      74,645      58,669      70,527      12,449
===============================================================================================================
Net asset value per accumulation unit    $     6.30  $     1.97  $     1.56  $     3.36  $     1.50  $     2.82
===============================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
2  SALOMON SMITH BARNEY LIFEVEST -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 7 - SINGLE PREMIUM VARIABLE LIFE INSURANCE
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                ----------------------------------------------------------------       COMBINED
YEAR ENDED DECEMBER 31, 2000                       NAP        NGO        NHI         NTR        NMM       N04      VARIABLE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Dividend income from mutual fund
portfolios and in the trust                     $ 375,293  $     394  $   7,363  $  13,218  $   6,025  $      --       $ 402,293
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:

   Mortality and expense risk fee                  11,019         43        694      1,315        674        197          13,942

   Minimum death benefit guarantee risk charge      7,059         29        462        877        412        132           8,971

   Issue and administrative expense charge          5,424         22        347        657        309         99           6,858

   Mortality charge                                 8,823         39        578      1,096        516        164          11,216

   Transaction charge                                  --         --         --         --         --         82              82
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                     32,325        133      2,081      3,945      1,911        674          41,069
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   342,968        261      5,282      9,273      4,114       (674)        361,224
===================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET

Realized gain (loss) on sales of
investments in mutual fund portfolios
and in the trust:

   Proceeds from sales                            145,938        132     11,683     32,841      1,914        674         193,182

   Cost of investments sold                        58,722        137     12,819     22,624      1,914        266          96,482
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments            87,216         (5)    (1,136)    10,217         --        408          96,700

Net change in unrealized appreciation or
depreciation of investments                      (896,421)       433      1,100    (55,269)        (1)     3,657        (946,501)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   (809,205)       428        (36)   (45,052)        (1)     4,065        (849,801)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       $(466,237) $     689  $   5,246  $ (35,779) $   4,113  $   3,391       $(488,577)
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                        ANNUAL REPORT -- 2000  3

IDS LIFE OF NEW YORK ACCOUNT 7 - SINGLE PREMIUM VARIABLE LIFE INSURANCE
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                -------------------------------------------------------------------     COMBINED
YEAR ENDED DECEMBER 31, 1999                       NAP         NGO         NHI         NTR        NMM        N04    VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Dividend income from mutual fund portfolios
and in the trust                                $      --   $     460   $   9,737   $   5,355  $   4,619  $      --     $  20,171
------------------------------------------------------------------------------------------------------------------------------------
Expenses:

   Mortality and expense risk fee                   7,173          52         818       1,096        604        192         9,935

   Minimum death benefit guarantee risk charge      4,744          33         542         730        400        129         6,578

   Issue and administrative expense charge          3,564          25         407         548        300         97         4,941

   Mortality charge                                 5,935          41         678         914        500        161         8,229

   Transaction charge                                  --          --          --          --         --         81            81
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                     21,416         151       2,445       3,288      1,804        660        29,764
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   (21,416)        309       7,292       2,067      2,815       (660)       (9,593)
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET

Realized gain (loss) on sales of
investments in mutual fund portfolios
and in the trust:

   Proceeds from sales                             56,653       5,315      66,241       2,185     32,069        715       163,178

   Cost of investments sold                        33,052       5,277      67,335       1,656     32,069        294       139,683
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments            23,601          38      (1,094)        529         --        421        23,495

Net change in unrealized appreciation or
depreciation of investments                       803,181        (664)     (8,381)     35,661          3     (1,230)      828,570
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    826,782        (626)     (9,475)     36,190          3       (809)      852,065
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       $ 805,366   $    (317)  $  (2,183)  $  38,257  $   2,818  $  (1,469)    $ 842,472
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
4  SALOMON SMITH BARNEY LIFEVEST -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 7 - SINGLE PREMIUM VARIABLE LIFE INSURANCE
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                      SEGREGATED ASSET SUBACCOUNTS
                                                -------------------------------------------------------------------     COMBINED
YEAR ENDED DECEMBER 31, 1998                       NAP         NGO        NHI         NTR        NMM        N04     VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Dividend income from mutual fund
portfolios and in the trust                     $ 162,813   $     748  $  11,326   $  13,057  $   4,806  $      --     $ 192,750
------------------------------------------------------------------------------------------------------------------------------------
Expenses:

   Mortality and expense risk charge                5,997          73        931         961        583        193         8,738

   Minimum death benefit guarantee risk charge      3,998          48        621         641        389        129         5,826

   Issue and administrative expense charge          3,008          36        467         482        293         97         4,383

   Mortality charge                                 5,007          61        778         803        487        161         7,297

   Transaction charge                                  --          --         --          --         --         81            81
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                     18,010         218      2,797       2,887      1,752        661        26,325
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   144,803         530      8,529      10,170      3,054       (661)      166,425
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS -- NET

Realized gain (loss) on sales of
investments in mutual fund portfolios
and in the trust:

   Proceeds from sales                             32,893          --      4,252      37,330         --        659        75,134

   Cost of investments sold                        20,013          --      4,187      29,687         --        280        54,167
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments            12,880          --         65       7,643         --        379        20,967

Net change in unrealized appreciation
or depreciation of investments                    (88,745)        227     (3,136)        855         --      2,862       (87,937)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    (75,865)        227     (3,071)      8,498         --      3,241       (66,970)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       $  68,938   $     757  $   5,458   $  18,668  $   3,054  $   2,580     $  99,455
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                         ANNUAL REPORT -- 2000 5

IDS LIFE OF NEW YORK ACCOUNT 7 - SINGLE PREMIUM VARIABLE LIFE INSURANCE
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SEGREGATED ASSET SUBACCOUNTS
                                         -----------------------------------------------------------------------      COMBINED
YEAR ENDED DECEMBER 31, 2000                NAP           NGO         NHI         NTR         NMM         N04     VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS

Investment income (loss) -- net          $   342,968   $     261   $   5,282   $   9,273   $   4,114   $    (674)    $   361,224

Net realized gain (loss) on investments       87,216          (5)     (1,136)     10,217          --         408          96,700

Net change in unrealized appreciation
or depreciation of investments              (896,421)        433       1,100     (55,269)         (1)      3,657        (946,501)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                   (466,237)        689       5,246     (35,779)      4,113       3,391        (488,577)
====================================================================================================================================

CONTRACT TRANSACTIONS

Net transfers(1)                             (24,341)         --          --      24,087          56          --            (198)

Transfers for policy loans                    36,969          --         329          --          --          --          37,298

Contract terminations:

   Surrender benefits                             --          --      (8,907)         --          --          --          (8,907)

   Death benefits                            (65,746)         --          --          --          --          --         (65,746)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions                                 (53,118)         --      (8,578)     24,087          56          --         (37,553)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year            1,840,762       6,862     120,145     209,054     101,492      31,675       2,309,990
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $ 1,321,407   $   7,551   $ 116,813   $ 197,362   $ 105,661   $  35,066     $ 1,783,860
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year       216,155       3,829      80,489      52,556      70,527      12,449

Net transfers(1)                              (3,076)         --          --       6,113          --          --

Transfers for policy loans                     4,784          --         244          --          --          --

Contract terminations:

   Surrender benefits                             --          --      (6,088)         --          --          --

   Death benefits                             (8,156)         --          --          --          --          --
----------------------------------------------------------------------------------------------------------------
Units outstanding at end of year             209,707       3,829      74,645      58,669      70,527      12,449
================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
6  SALOMON SMITH BARNEY LIFEVEST -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 7 - SINGLE PREMIUM VARIABLE LIFE INSURANCE
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SEGREGATED ASSET SUBACCOUNTS
                                         -----------------------------------------------------------------------      COMBINED
YEAR ENDED DECEMBER 31, 1999                 NAP          NGO         NHI         NTR         NMM         N04     VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS

Investment income (loss) -- net          $   (21,416)  $     309   $   7,292   $   2,067  $   2,815   $    (660)     $    (9,593)

Net realized gain (loss) on investments       23,601          38      (1,094)        529         --         421           23,495

Net change in unrealized appreciation
or depreciation of investments               803,181        (664)     (8,381)     35,661          3      (1,230)         828,570
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                    805,366        (317)     (2,183)     38,257      2,818      (1,469)         842,472
====================================================================================================================================

CONTRACT TRANSACTIONS

Net transfers(1)                                  --          --         114          --        (58)         48              104

Transfers for policy loans                     5,089          --     (14,410)         --     31,391          --           22,070

Contract terminations:

   Surrender benefits                        (22,664)     (5,293)    (18,478)         --         --          --          (46,435)

   Death benefits                             (4,623)         --      (1,370)         --    (31,399)         --          (37,392)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                        (22,198)     (5,293)    (34,144)         --        (66)         48          (61,653)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year            1,057,594      12,472     156,472     170,797     98,740      33,096        1,529,171
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $ 1,840,762   $   6,862   $ 120,145   $ 209,054  $ 101,492   $  31,675      $ 2,309,990
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year       220,618       6,700     103,394      52,556     70,527      12,449

Transfers for policy loans                     1,095          --      (9,566)         --     21,943          --

Contract terminations:

   Surrender benefits                         (4,775)     (2,871)    (12,416)         --         --          --

   Death benefits                               (783)         --        (923)         --    (21,943)         --
   -------------------------------------------------------------------------------------------------------------
Units outstanding at end of year             216,155       3,829      80,489      52,556     70,527      12,449
================================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                        ANNUAL REPORT -- 2000  7

IDS LIFE OF NEW YORK ACCOUNT 7 - SINGLE PREMIUM VARIABLE LIFE INSURANCE
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SEGREGATED ASSET SUBACCOUNTS
                                         --------------------------------------------------------------------        COMBINED
YEAR ENDED DECEMBER 31, 1998                 NAP          NGO        NHI         NTR         NMM       N04       VARIABLE ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS

Investment income (loss) -- net          $   144,803   $     530  $   8,529   $  10,170  $   3,054  $    (661)     $   166,425

Net realized gain (loss) on investments       12,880          --         65       7,643         --        379           20,967

Net change in unrealized appreciation
or depreciation of investments               (88,745)        227     (3,136)        855         --      2,862          (87,937)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                     68,938         757      5,458      18,668      3,054      2,580           99,455
====================================================================================================================================

CONTRACT TRANSACTIONS

Net transfers(1)                                  --          --        598         497         --         --            1,095

Transfers for policy loans                   (13,097)         --     (1,809)         --         --         --          (14,906)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions                        (13,097)         --     (1,211)        497         --         --          (13,811)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year            1,001,753      11,715    152,225     151,632     95,686     30,516        1,443,527
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $ 1,057,594   $  12,472  $ 156,472   $ 170,797  $  98,740  $  33,096      $ 1,529,171
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year       223,878       6,700    104,605      52,556     70,527     12,449

Transfers for policy loans                    (3,260)         --     (1,211)         --         --         --
--------------------------------------------------------------------------------------------------------------
Units outstanding at end of year             220,618       6,700    103,394      52,556     70,527     12,449
==============================================================================================================

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8  SALOMON SMITH BARNEY LIFEVEST -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 7 - SINGLE PREMIUM VARIABLE LIFE INSURANCE
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life of New York Account 7 (the Variable Account) was established under New York law on Sept. 12, 1985 as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on April 15, 1987.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of one of the following portfolios (the Funds) of IDS Life Series Fund, Inc. (IDS Life Series Fund) or in the Shearson Lehman Brothers Fund of Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A - 2004 Trust (the Trust). IDS Life Series Fund is registered under the 1940 Act as a diversified, open-end management investment company. The Trust is registered under the 1940 Act as a unit investment trust. The Funds have the following investment managers and the Trust has the following sponsor.

SUBACCOUNT  INVESTS EXCLUSIVELY IN SHARES OF                          INVESTMENT MANAGER/SPONSOR
--------------------------------------------------------------------------------------------------------
NAP         IDS Life Series Fund - Equity Portfolio                   IDS Life Insurance Company(1)
NGO         IDS Life Series Fund - Government Securities Portfolio    IDS Life Insurance Company(1)
NHI         IDS Life Series Fund - Income Portfolio                   IDS Life Insurance Company(1)
NTR         IDS Life Series Fund - Managed Portfolio                  IDS Life Insurance Company(1)
NMM         IDS Life Series Fund - Money Market Portfolio             IDS Life Insurance Company(1)
N04         2004 Trust                                                Salomon Smith Barney Inc.
--------------------------------------------------------------------------------------------------------

(1) American Express Financial Corporation (AEFC) is the investment advisor.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

INVESTMENTS IN THE TRUST

Investments in units of the Trust are stated at market value which is the net asset value per unit as determined by the Trust. Investment transactions are accounted for on the date the units are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccount's share of the Trust's undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, IDS Life of New York is not subject to income taxes with respect to any investment income of the Variable Account.

--------------------------------------------------------------------------------
                                                        ANNUAL REPORT -- 2000  9

IDS LIFE OF NEW YORK ACCOUNT 7 - SINGLE PREMIUM VARIABLE LIFE INSURANCE
--------------------------------------------------------------------------------

3. MORTALITY CHARGE

IDS Life of New York deducts a mortality charge equal (except as explained below), on an annual basis, to 0.5% of the daily net asset value of the Variable Account. Prior to the maturity date of the policy, the death benefit will always be higher than the policy value. This deduction will enable IDS Life of New York to pay this additional amount. Although IDS Life of New York does not expect to charge more than the rate mentioned above, its charge for providing life insurance protection could be greater. IDS Life of New York guarantees that its charge will never be greater than an amount based upon the 1958 Commissioners' Standard Ordinary Mortality Table.

4. MORTALITY AND EXPENSE RISK CHARGE

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life of New York is computed daily and is equal, on an annual basis, to 0.6% of the daily net asset value of the Variable Account.

5. MINIMUM DEATH BENEFIT GUARANTEE RISK CHARGE

IDS Life of New York deducts a minimum death benefit guarantee risk charge equal, on an annual basis, to 0.4% of the daily net asset value of the Variable Account. This deduction is made to compensate IDS Life of New York for the risk it assumes by providing a guaranteed minimum death benefit. The deduction is made from the Variable Account and computed on a daily basis. This charge is guaranteed for the life of the contract and may not be increased.

6. ISSUE AND ADMINISTRATIVE EXPENSE CHARGE

IDS Life of New York deducts a charge to compensate it for expenses it incurs in administering the policy, such as the costs of underwriting the policy, conducting any medical examinations, establishing and maintaining records, and providing reports to policy owners. This charge is deducted daily and is equivalent, on an annual basis, to 0.3% of the daily net asset value of the Variable Account. There is not necessarily a relationship between the amount of the charge imposed on a particular policy and the amount of administrative expenses that may be attributable to that policy.

7. TRANSACTION CHARGE

IDS Life of New York makes a daily charge against the assets of each subaccount investing in the Trust. This charge is intended to reimburse IDS Life of New York for the transaction charge paid directly by IDS Life of New York to Salomon Smith Barney Inc. on the sale of the Trust units to the Variable Account. IDS Life of New York pays these amounts from its general account assets. The amount of the asset charge is equivalent to an effective annual rate of 0.25% of the account value invested in the Trust. This amount may be increased in the future but in no event will it exceed an effective annual rate of 0.5% of the Variable Account value. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for IDS Life of New York.

8. INVESTMENT IN SHARES/UNITS

The subaccounts' investments in shares of the Funds or units of the Trust as of Dec. 31, 2000 were as follows:

SUBACCOUNT     INVESTMENT                                                SHARES/UNITS    NAV
------------------------------------------------------------------------------------------------
NAP            IDS Life Series Fund - Equity Portfolio                       45,221     $29.26
NGO            IDS Life Series Fund - Government Securities Portfolio           738      10.20
NHI            IDS Life Series Fund - Income Portfolio                       12,458       9.38
NTR            IDS Life Series Fund - Managed Portfolio                      10,522      18.78
NMM            IDS Life Series Fund - Money Market Portfolio                105,333       1.00
N04            2004 Trust                                                    42,313       0.83
------------------------------------------------------------------------------------------------

9. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares or Trust units, including reinvestment of dividend distributions, were as follows:

                                                                                 YEAR ENDED DEC. 31,
SUBACCOUNT   INVESTMENT                                                     2000          1999      1998
------------------------------------------------------------------------------------------------------------
NAP          IDS Life Series Fund - Equity Portfolio                      $434,875      $15,835   $161,504
NGO          IDS Life Series Fund - Government Securities Portfolio            392          310        530
NHI          IDS Life Series Fund - Income Portfolio                         9,697       38,123     11,770
NTR          IDS Life Series Fund - Managed Portfolio                       66,165        4,571     47,577
NMM          IDS Life Series Fund - Money Market Portfolio                   6,060       34,506      3,054
N04          2004 Trust                                                         --           44         --
------------------------------------------------------------------------------------------------------------
             Combined Variable Account                                    $517,189      $93,389   $224,435
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10   SALOMON SMITH BARNEY LIFEVEST -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 7 - SINGLE PREMIUM VARIABLE LIFE INSURANCE
--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.

YEAR ENDED DEC. 31,                                                                 2000     1999     1998     1997    1996     1995
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT NAP (INVESTING IN SHARES OF IDS LIFE SERIES FUND - EQUITY PORTFOLIO)

Accumulation unit value at beginning of period                                     $8.52    $4.79    $4.48    $3.77   $3.22    $2.38

Accumulation unit value at end of period                                           $6.30    $8.52    $4.79    $4.48   $3.77    $3.22

Number of accumulation units outstanding  at end of period (000 omitted)             210      216      221      224     260      274
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT NGO (INVESTING IN SHARES OF IDS LIFE SERIES FUND - GOVERNMENT SECURITIES PORTFOLIO)

Accumulation unit value at beginning of period                                     $1.79    $1.86    $1.75    $1.64   $1.66    $1.44

Accumulation unit value at end of period                                           $1.97    $1.79    $1.86    $1.75   $1.64    $1.66

Number of accumulation units outstanding  at end of period (000 omitted)               4        4        7        7      13       53
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT NHI (INVESTING IN SHARES OF IDS LIFE SERIES FUND - INCOME PORTFOLIO)

Accumulation unit value at beginning of period                                     $1.49    $1.51    $1.46    $1.38   $1.36    $1.15

Accumulation unit value at end of period                                           $1.56    $1.49    $1.51    $1.46   $1.38    $1.36

Number of accumulation units outstanding  at end of period (000 omitted)              75       80      103      105     124      157
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT NTR (INVESTING IN SHARES OF IDS LIFE SERIES FUND - MANAGED PORTFOLIO)

Accumulation unit value at beginning of period                                     $3.98    $3.25    $2.89    $2.50   $2.24    $1.92

Accumulation unit value at end of period                                           $3.36    $3.98    $3.25    $2.89   $2.50    $2.24

Number of accumulation units outstanding  at end of period (000 omitted)              59       53       53       53      59       58
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT NMM (INVESTING IN SHARES OF IDS LIFE SERIES FUND - MONEY MARKET PORTFOLIO)

Accumulation unit value at beginning of period                                     $1.44    $1.40    $1.36    $1.32   $1.28    $1.25

Accumulation unit value at end of period                                           $1.50    $1.44    $1.40    $1.36   $1.32    $1.28

Number of accumulation units outstanding  at end of period (000 omitted)              71       71       71       71      71       87
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT N04 (INVESTING IN SHARES OF 2004 TRUST)

Accumulation unit value at beginning of period                                     $2.54    $2.70    $2.45    $2.25   $2.33    $1.82

Accumulation unit value at end of period                                           $2.82    $2.54    $2.70    $2.45   $2.25    $2.33

Number of accumulation units outstanding  at end of period (000 omitted)              12       12       12       12      18       18
------------------------------------------------------------------------------------------------------------------------------------


YEAR ENDED DEC. 31,                                                                 1994     1993     1992    1991
----------------------------------------------------------------------------------------------------------------------
SUBACCOUNT NAP (INVESTING IN SHARES OF IDS LIFE SERIES FUND - EQUITY PORTFOLIO)

Accumulation unit value at beginning of period                                     $2.37    $2.14    $2.08   $1.28

Accumulation unit value at end of period                                           $2.38    $2.37    $2.14   $2.08

Number of accumulation units outstanding  at end of period (000 omitted)             268      325      317     307
----------------------------------------------------------------------------------------------------------------------
SUBACCOUNT NGO (INVESTING IN SHARES OF IDS LIFE SERIES FUND - GOVERNMENT SECURITIES PORTFOLIO)

Accumulation unit value at beginning of period                                     $1.54    $1.41    $1.35   $1.19

Accumulation unit value at end of period                                           $1.44    $1.54    $1.41   $1.35

Number of accumulation units outstanding  at end of period (000 omitted)              20       20       28      65
----------------------------------------------------------------------------------------------------------------------
SUBACCOUNT NHI (INVESTING IN SHARES OF IDS LIFE SERIES FUND - INCOME PORTFOLIO)

Accumulation unit value at beginning of period                                     $1.23    $1.10    $1.02   $0.90

Accumulation unit value at end of period                                           $1.15    $1.23    $1.10   $1.02

Number of accumulation units outstanding  at end of period (000 omitted)             293      326      358     358
----------------------------------------------------------------------------------------------------------------------
SUBACCOUNT NTR (INVESTING IN SHARES OF IDS LIFE SERIES FUND - MANAGED PORTFOLIO)

Accumulation unit value at beginning of period                                     $1.95    $1.67    $1.55   $1.20

Accumulation unit value at end of period                                           $1.92    $1.95    $1.67   $1.55

Number of accumulation units outstanding  at end of period (000 omitted)              78      127      144     109
----------------------------------------------------------------------------------------------------------------------
SUBACCOUNT NMM (INVESTING IN SHARES OF IDS LIFE SERIES FUND - MONEY MARKET PORTFOLIO)

Accumulation unit value at beginning of period                                     $1.23    $1.23    $1.21   $1.18

Accumulation unit value at end of period                                           $1.25    $1.23    $1.23   $1.21

Number of accumulation units outstanding  at end of period (000 omitted)             217      165      165     247
----------------------------------------------------------------------------------------------------------------------
SUBACCOUNT N04 (INVESTING IN SHARES OF 2004 TRUST)

Accumulation unit value at beginning of period                                     $2.06    $1.74    $1.63   $1.38

Accumulation unit value at end of period                                           $1.82    $2.06    $1.74   $1.63

Number of accumulation units outstanding  at end of period (000 omitted)              18       36       36      36
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        ANNUAL REPORT -- 2000 11

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2000 and 1999, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.










/s/ Ernst & Young LLP
    Ernst & Young LLP
February 8, 2001
Minneapolis, Minnesota

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Balance sheets

December 31, ($ thousands)                                      2000               1999
Assets
Investments:
     Fixed maturities:
         Held to maturity, at amortized cost
            (fair value: 2000, $404,427; 1999, $432,004)     $  405,816       $   434,343
         Available for sale, at fair value
            (amortized cost: 2000, $554,452; 1999, $579,014)    538,438           555,574
                                                                -------           -------
                                                                944,254           989,917
     Mortgage loans on real estate                              144,121           154,062
     Policy loans                                                30,894            27,528
     Other investments                                            1,423                --
                                                                  -----            ------
            Total investments                                 1,120,692         1,171,507
Cash and cash equivalents                                        39,213             8,131
Amounts recoverable from reinsurers                              10,210             6,914
Amounts due from brokers                                            877                --
Accounts receivable                                               2,249               567
Premiums due                                                        344               199
Accrued investment income                                        18,546            18,365
Deferred policy acquisition costs                               146,036           136,229
Deferred income taxes                                                --             3,881
Other assets                                                        590               723
Separate account assets                                       1,667,031         1,957,703
                                                              ---------         ---------
            Total assets                                     $3,005,788        $3,304,219
                                                             ==========        ==========

Liabilities and Stockholder's Equity
Liabilities:
     Future policy benefits:
         Fixed annuities                                    $   770,774       $   821,992
         Universal life-type insurance                          160,301           156,420
         Traditional life, disability income and
            long-term care insurance                             76,097            64,278
     Policy claims and other policyholders' funds                 2,943             2,584
     Deferred income taxes                                          516                --
     Other liabilities                                           18,591            21,432
     Separate account liabilities                             1,667,031         1,957,703
                                                              ---------         ---------
            Total liabilities                                 2,696,253         3,024,409
                                                              ---------         ---------
Commitments and contingencies
Stockholder's equity:
     Capital stock, $10 par value per share;
         200,000 shares authorized, issued and outstanding        2,000             2,000
     Additional paid-in capital                                  49,000            49,000
     Accumulated other comprehensive loss
         Net unrealized securities losses                       (10,324)          (14,966)
     Retained earnings                                          268,859           243,776
                                                                -------           -------
            Total stockholder's equity                          309,535           279,810
                                                                -------           -------
Total liabilities and stockholder's equity                   $3,005,788        $3,304,219
                                                             ==========        ==========

See accompanying notes.


IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Statements of income

Three years ended December 31, ($ thousands)                         2000           1999            1998
Revenues
Traditional life, disability income and
     long-term care insurance premiums                           $ 18,196       $ 15,613        $ 13,852
Policyholder and contractholder charges                            24,101         22,502          20,467
Mortality and expense risk fees                                    20,449         17,019          13,980
Net investment income                                              91,491         95,514         100,871
Net realized gains on investments                                     839          1,386           2,163
                                                                      ---          -----           -----
            Total revenues                                        155,076        152,034         151,333
                                                                  -------        -------         -------
Benefits and expenses
Death and other benefits:
     Traditional life, disability income and
         long-term care insurance                                   5,510          5,579           5,553
     Universal life-type insurance and investment contracts         4,724          6,313           4,320
Increase in liabilities for future policy benefits
     for traditional life, disability income and
     long-term care insurance                                       8,371          6,098           3,662
Interest credited on universal life-type insurance and
     investment contracts                                          47,715         50,767          55,073
Amortization of deferred policy acquisition costs                  17,195         15,787          18,362
Other insurance and operating expenses                              9,155          9,925           8,917
                                                                    -----          -----           -----
            Total benefits and expenses                            92,670         94,469          95,887
                                                                   ------         ------          ------
Income before income taxes                                         62,406         57,565          55,446
Income taxes                                                       22,323         19,241          19,098
                                                                   ------         ------          ------
Net income                                                       $ 40,083       $ 38,324        $ 36,348
                                                                 ========       ========        ========

See accompanying notes.


IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Statements of stockholder's equity


                                                                                                     Accumulated
                                                                                                        other
                                                      Total                       Additional        comprehensive
                                                  stockholder's      Capital        paid-In        (loss) income,        Retained
Three years ended December 31, ($ thousands)         equity           stock         capital          net of Tax          earnings

Balance, January 1, 1998                              $257,279        $2,000           $49,000          $ 13,175         $193,104
Comprehensive income:
     Net income                                         36,348            --                --                --           36,348
     Unrealized holding losses arising
         during the year, net of deferred policy
         acquisition costs of $22
         and taxes of $1,415                            (2,628)           --                --            (2,628)              --
     Reclassification adjustment for gains
         included in net income,
         net of tax of ($252)                              467            --                --               467               --
                                                           ---         -----             -----               ---            -----
     Other comprehensive loss                           (2,161)           --                --            (2,161)              --
                                                        ------         -----             -----            ------            -----
Comprehensive income                                    34,187            --                --
Cash dividends to parent                               (12,000)           --                --                --          (12,000)
                                                       -------         -----             -----             -----          -------

Balance, December 31, 1998                             279,466         2,000            49,000            11,014          217,452
Comprehensive income:
     Net income                                         38,324            --                --                --           38,324
     Unrealized holding losses arising
         during the year, net of deferred policy
         acquisition costs of $737
         and taxes of $13,537                          (25,140)           --                --           (25,140)              --
     Reclassification adjustment for losses
         included in net income,
         net of tax of $452                               (840)           --                --              (840)              --
                                                          ----         -----             -----              ----            -----
     Other comprehensive loss                          (25,980)           --                --           (25,980)              --
                                                       -------         -----             -----           -------            -----
Comprehensive income                                    12,344            --                --
Cash dividends to parent                               (12,000)           --                --                --          (12,000)
                                                       -------         -----             -----             -----          -------

Balance, December 31, 1999                             279,810         2,000            49,000           (14,966)         243,776
Comprehensive income:
     Net income                                         40,083            --                --                --           40,083
     Unrealized holding gains arising
         during the year, net of deferred policy
         acquisition costs of ($137)
         and of taxes of ($3,038)                        5,641            --                --             5,641               --
     Reclassification adjustment for gains
         included in net income,
         net of tax of $537                               (999)           --                --              (999)              --
                                                          ----         -----             -----              ----            -----
     Other comprehensive income                          4,642            --                --             4,642               --
                                                         -----         -----             -----             -----            -----
Comprehensive income                                    44,725            --                --
Cash dividends to parent                               (15,000)           --                --                --          (15,000)
                                                       -------         -----             -----             -----          -------
Balance, December 31, 2000                            $309,535        $2,000           $49,000          $(10,324)        $268,859
                                                      ========        ======           =======          ========         ========
See accompanying notes.


IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Statements of cash flows

Years ended December 31, ($ thousands)                                                   2000              1999             1998
Cash flows from operating activities
Net income                                                                         $   40,083        $   38,324       $   36,348
Adjustments to reconcile net income to net cash provided by operating activities:
Policy loans, excluding universal life-type insurance:
     Issuance                                                                          (3,556)           (3,063)          (3,110)
     Repayment                                                                          2,953             2,826            2,660
Change in accrued investment income                                                      (181)            1,528              312
Change in amounts recoverable from reinsurer                                           (3,296)           (2,837)          (1,760)
Change in premiums due                                                                   (145)                5              (12)
Change in accounts receivable                                                          (1,682)              275             (119)
Change in other assets                                                                    133               319              (47)
Change in deferred policy acquisition costs, net                                       (9,944)           (6,015)          (2,841)
Change in liabilities for future policy benefits
     for traditional life, disability income and long-term care insurance              11,819             8,368            5,441
Change in policy claims and other policyholders' funds                                    360              (522)            (908)
Deferred income tax provision (benefit)                                                 1,898             2,196           (2,369)
Change in other liabilities                                                            (2,844)           (3,513)          (3,986)
Amortization of premium (accretion of discount), net                                    1,353            (1,794)            (342)
Net realized gain on investments                                                         (839)           (1,386)          (2,163)
Policyholder and contractholder charges, non-cash                                      (9,232)           (9,875)          (9,661)
Other, net                                                                             (1,826)            1,859              118
                                                                                       ------             -----              ---
         Net cash provided by operating activities                                     25,054            26,695           17,561

Cash flows from investing activities
Fixed maturities held to maturity:
     Purchases                                                                         (4,487)               --               --
     Maturities, sinking fund payments and calls                                       31,178            37,852           46,629
     Sales                                                                                 --               790           16,173
Fixed maturities available for sale:
     Purchases                                                                       (100,905)         (155,690)         (86,072)
     Maturities, sinking fund payments and calls                                       34,202            50,515           96,578
     Sales                                                                             91,946            89,683           13,180
Other investments, excluding policy loans:
     Purchases                                                                             --            (3,598)          (9,121)
     Sales                                                                             10,838            16,671           21,113
Change in amounts due from brokers                                                       (877)               --               --
Change in amounts due to brokers                                                           --            (4,507)         (24,547)
                                                                                        -----            ------          -------
         Net cash provided by investing activities                                     61,895            31,716           73,933

Cash flows from financing  activities
Activity  related to universal  life-type
insurance and investment contracts:
     Considerations received                                                           51,419            68,978           76,009
     Surrenders and death benefits                                                   (137,239)         (159,161)        (205,946)
     Interest credited to account balances                                             47,715            50,767           55,073
Universal life-type insurance policy loans:
     Issuance                                                                          (6,847)           (5,057)          (5,222)
     Repayment                                                                          4,085             3,186            3,599
Cash dividend to parent                                                               (15,000)          (12,000)         (12,000)
                                                                                      -------           -------          -------
         Net cash used in financing activities                                        (55,867)          (53,287)         (88,487)
                                                                                      -------           -------          -------
Net increase in cash and cash equivalents                                              31,082             5,124            3,007
Cash and cash equivalents at beginning of year                                          8,131             3,007               --
                                                                                        -----             -----           ------
Cash and cash equivalents at end of year                                           $   39,213       $     8,131      $     3,007
                                                                                   ==========       ===========      ===========

See accompanying notes.


IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

IDS Life Insurance Company of New York

Notes to Financial Statements

($ thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

Basis of presentation
The Company is a wholly  owned  subsidiary  of IDS Life  Insurance  Company (IDS
Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 11.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of the related effect on deferred policy acquisition costs and deferred income taxes.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment  of mortgage  loans is measured as the excess of the loan's  recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of cash flows
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

Supplementary information to the statements of cash flows for the years ended December 31 is summarized as follows:

                                   2000       1999        1998
Cash paid during the year for:
Income taxes                    $21,427    $20,670     $22,470
Interest on borrowings               80        124       1,600

Recognition of profits on annuity contracts and insurance policies
Profits on fixed and variable deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits on fixed annuities represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses. Profits on variable annuities represent the excess of contractholder charges over the costs of benefits provided and other expenses.

The retrospective deposit method is used in accounting for fixed and variable universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Mortality and expense fees are received from the variable annuity and variable life insurance separate accounts.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized primarily using the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2000, unlocking adjustments resulted in a net decrease in amortization of $1.2 million. Net unlocking adjustments in 1999 and 1998 were not significant.

Liabilities for future policy benefits
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities are determined as the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 4 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

Reinsurance
The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. Beginning in 2000, the company retains only 20% of the mortality risk on new variable universal life insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 2000 and 1999 are $907 receivable from and $366 payable to, respectively, IDS Life for federal income taxes.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

Accounting Changes
In June 1998, the Financial Accounting Standards Board (FASB) issued, and subsequently amended, Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which the company adopted on January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including some embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative will be recorded in income or directly to equity, depending on the instrument's designated use.

A one-time opportunity to reclassify held-to-maturity investments to available-for-sale is allowed without tainting the remaining securities in the held-to-maturity portfolio. The Company has elected to take this opportunity to reclass its held-to-maturity investments to available-for-sales.

As of January 1, 2001, the cumulative impact of applying the Statement's accounting requirements will not have a significant impact on the Company's financial position or results of operations.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," superceding SFAS No. 125. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Management does not expect that adoption of SFAS No. 140 will have a material impact on the Company's financial position or results of operations.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests in Securitized Financial Assets." The consensus must be adopted for fiscal quarters beginning after March 15, 2001, with earlier adoption permitted. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The rule primarily affects certain AEFA high-yield investments contained in off-balance sheet trusts whose cash flows have been negatively effected by credit experience. Management does not expect that adoption of Issue 99-20 will have a material impact on the Company's financial position or results of operations.

Reclassifications
Certain 1999 and 1998 amounts have been reclassified to conform to the 2000 presentations.

2. INVESTMENTS
Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 2000 are as follows:

                                                 Gross        Gross
                                   Amortized  Unrealized   unrealized     Fair
Held to maturity                     cost        gains       losses       value
U.S. Government agency obligations $  2,299     $   40      $   25     $  2,314
Corporate bonds and obligations     363,322      8,013       9,667      361,668
Mortgage-backed securities           40,195        263          13       40,445
                                     ------        ---        ----       ------
                                   $405,816     $8,316      $9,705     $404,427
                                   ========     ======      ======     ========


                                                  Gross       Gross
                                   Amortized   unrealized  unrealized     Fair
Available for sale                   cost        gains       losses       value
U.S. Government agency obligations $  2,053     $  185     $    --     $  2,238
State and municipal obligations         105          2          --          107
Corporate bonds and obligations     373,603      6,447      22,462      357,588
Mortgage-backed securities          178,691      2,396       2,582      178,505
                                    -------      -----       -----      -------
                                   $554,452     $9,030     $25,044     $538,438
                                   ========     ======     =======     ========

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                                 Gross       Gross
                                  Amortized   unrealized   unrealized      Fair
Held to maturity                    cost         gains       losses       value
U.S. Government agency obligations $  2,490     $   20      $  150     $  2,360
Corporate bonds and obligations     384,241      6,066       7,058      383,249
Mortgage-backed securities           47,612        103       1,320       46,395
                                     ------        ---       -----       ------
                                   $434,343     $6,189      $8,528     $432,004
                                   ========     ======      ======     ========


                                                 Gross        Gross
                                  Amortized   unrealized   unrealized     Fair
Available for sale                  cost         gains       losses      value
State and municipal obligations    $    104     $    6      $    --    $    110
Corporate bonds and obligations     374,846      2,324       20,325     356,845
Mortgage-backed securities          204,064        580        6,025     198,619
                                    -------        ---        -----     -------
                                   $579,014     $2,910      $26,350    $555,574
                                   ========     ======      =======    ========

The amortized cost and fair value of investments in fixed maturities at December 31, 2000 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                               Amortized           Fair
Held to maturity                 cost              value
Due from one to five years     $207,137          $206,956
Due from five to ten years      113,615           113,754
Due in more than ten years       44,869            43,272
Mortgage-backed securities       40,195            40,445
                                 ------            ------
                               $405,816          $404,427
                               ========          ========

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------


                               Amortized           Fair
Available for sale               cost              value
Due from one to five years    $  28,167         $  29,761
Due from five to ten years      206,584           193,265
Due in more than ten years      141,010           136,907
Mortgage-backed securities      178,691           178,505
                                -------           -------
                               $554,452          $538,438
                               ========          ========

During the years ended December 31, 2000, 1999 and 1998, fixed maturities classified as held to maturity were sold with amortized cost of $nil, $790 and $16,175, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

Fixed maturities available for sale were sold during 2000 with proceeds of $91,946 and gross realized gains and losses of $2,015 and $478, respectively. Fixed maturities available for sale were sold during 1999 with proceeds of $89,683 and gross realized gains and losses of $1,917 and $625, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $13,180 and gross realized gains and losses of $1,159 and $440, respectively.

At December 31, 2000, bonds carried at $252 were on deposit with the state of New York as required by law.

At December 31, 2000, investments in fixed maturities comprised 84 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $150 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

Rating                     2000              1999
Aaa/AAA                  $223,368        $  250,577
Aaa/AA                      3,000                --
Aa/AA                      16,084            12,992
Aa/A                       26,649            25,489
A/A                       147,290           150,187
A/BBB                      48,993            68,417
Baa/BBB                   338,430           354,331
Baa/BB                     17,670            23,562
Below investment grade    138,784           127,802
                          -------           -------
                         $960,268        $1,013,357
                         ========        ==========

At December 31, 2000, 90 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

At December 31, 2000, approximately 13 percent of the Company's investments were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                              December 31, 2000           December 31, 1999
                          On balance    Commitments    On balance  Commitments
Region                       sheet      to purchase       sheet    to purchase
West North Central            $ 19,409      $--         $ 22,686      $--
East North Central              24,249       --           25,195       --
South Atlantic                  27,926       --           31,748       --
Middle Atlantic                 16,937       --           17,672       --
Pacific                          6,614       --            6,751       --
Mountain                        34,475       --           35,608       --
New England                      7,564       --            8,209       --
East South Central               7,250       --            7,394       --
                                 -----    -----            -----    -----
                               144,424       --          155,262       --
Less allowance for losses          303       --            1,200       --
                                   ---    -----            -----    -----
                              $144,121      $--         $154,062      $--
                              ========    =====         ========    =====

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------


                               December 31, 2000         December 31, 1999
                            On balance   Commitments   On balance   Commitments
Property type                  sheet     to purchase      sheet     to purchase
Apartments                    $ 49,180       $--         $ 54,118     $--
Department/retail stores        45,917        --           49,810      --
Office buildings                21,144        --           22,090      --
Industrial buildings            16,169        --           16,938      --
Nursing/retirement               4,954        --            5,058      --
Medical buildings                7,060        --            7,248      --
                                 -----      ----            -----    ----
                               144,424        --          155,262      --
Less allowance for losses          303        --            1,200      --
                                   ---      ----            -----    ----
                              $144,121       $--         $154,062     $--
                              ========      ====         ========    ====

Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2000 and 1999, the Company's recorded investment in impaired loans was $nil and $nil, with allowances of $nil and $nil, respectively. During 2000 and 1999, the average recorded investment in impaired loans was $nil and $nil, respectively.

The Company recognized $nil, $2 and $123 of interest income related to impaired loans for the years ended December 31, 2000, 1999 and 1998, respectively.

The following table presents changes in the allowance for investment losses related to all loans:

                                     2000              1999             1998
Balance, January 1                  $1,200            $1,500           $1,500
Reduction for investment losses       (895)             (300)              --
                                      ----              ----            -----
Balance, December 31                $  303            $1,200           $1,500
                                    ======            ======           ======

Net investment income for the years ended December 31 is summarized as follows:

                                       2000             1999             1998
Interest on fixed maturities        $76,859           $78,342         $ 85,164
Interest on mortgage loans           11,954            12,895           14,599
Other investment income               2,333             4,764            3,365
Interest on cash equivalents          1,069               350               64
                                      -----               ---               --
                                     92,215            96,351          103,192
Less investment expenses                724               837            2,321
                                        ---               ---            -----
                                    $91,491           $95,514         $100,871
                                    =======           =======         ========

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:
                                      2000              1999             1998
Fixed maturities                      $(57)           $1,086           $2,163
Mortgage loans                         896               300               --
                                       ---               ---              ---
                                      $839            $1,386           $2,163
                                      ====            ======           ======

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                       2000            1999             1998
Fixed maturities available for sale  $7,564        $(40,706)         $(3,347)

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------


3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ending December 31 consists of the following:

                                2000              1999             1998
Federal income taxes:
Current                      $19,245           $16,426          $20,192
Deferred                       1,898             2,196           (2,369)
                               -----             -----           ------
                              21,143            18,622           17,823
State income taxes-current     1,180               619            1,275
                               -----               ---            -----
Income tax expense           $22,323           $19,241          $19,098
                             =======           =======          =======

Increases (decreases) to the income tax provision applicable to pretax income based on the statutory rate are attributable to:

                                                           2000              1999               1998
                                                  Provision    Rate  Provision   Rate   Provision   Rate
Federal income taxes based on the statutory rate    $21,842   35.0%    $20,148   35.0%    $19,046   35.0%
Increases (decreases) are attributable to:
Tax-excluded interest and dividend income              (207)  (0.3)       (509)  (0.9)       (660)  (1.2)
State tax, net of federal benefit                       767    1.2         402    0.7         829    1.5
Other, net                                              (79)  (0.1)       (800)  (1.4)       (477)  (0.9)
                                                        ---   ----        ----   ----        ----   ----
Total income taxes                                  $22,323   35.8%    $19,241   33.4%    $19,098   34.4%
                                                    =======   ====     =======   ====     =======   ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2000, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

Significant   components  of  the  Company's  deferred  income  tax  assets  and liabilities as of December 31 are as follows:

                                                 2000          1999
Deferred income tax assets:
Policy reserves                               $28,469       $28,245
Investments                                     6,395         6,980
Other                                           4,738         6,689
                                                -----         -----
Total deferred income tax assets               39,602        41,914
                                               ------        ------
Deferred income tax liabilities:
Deferred policy acquisition costs              40,118        38,033
                                               ------        ------
Total deferred income tax liabilities          40,118        38,033
                                               ------        ------
Net deferred income tax (liabilities) assets  $  (516)      $ 3,881
                                              =======       =======

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $166,503 and $155,952 as of December 31, 2000 and 1999, respectively (see Note 3 with respect to the income tax effect of certain distributions and Note 11 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory net income and surplus).

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The state of New York has adopted the provisions of the revised manual with modifications. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Management believes the impact of these changes to the Company's statutory-basis capital and surplus as of January 1, 2001 will not be significant.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------


5. BENEFIT PLANS
The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $23, $27 and $37 in 2000, 1999 and 1998, respectively.

The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2000, 1999 and 1998, which are calculated on the basis of commission earnings of the individual financial advisors, were $975, $1,446 and $1,480, respectively.
Such costs are included in deferred policy acquisition costs.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2000, 1999 and 1998 were $106, $218 and $252, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. Costs of these plans charged to operations in 2000, 1999 and 1998 were $nil.

6. INCENTIVE PLAN AND RELATED PARTY OPERATING EXPENSES
The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 2000, 1999 and 1998 were $nil, $96 and $140, respectively. Such costs are included in deferred policy acquisition costs.

Charges by IDS Life and AEFC for the use of joint facilities, marketing services and other services aggregated $17,108, $13,042 and $9,403 for 2000, 1999 and 1998, respectively. Certain of these costs are included in deferred policy acquisition costs.

7. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products, anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, the court gave preliminary approval to the proposed settlement and AEFC has mailed notices to all of the over two million class members. A fairness hearing is scheduled for March 2001, with final approval anticipated in the second quarter, pending any legal appeals. The anticipated costs of settlement remain unchanged from 1999. The portion of the settlement allocated to the Company did not have a material impact on the Company's financail position or results of operations. The agreement also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies, including final court approval.

At December 31, 2000 and 1999, traditional life insurance and universal life-type insurance in force aggregated $5,974,025 and $5,448,451 respectively, of which $332,556 and $272,276 were reinsured at the respective year ends.

In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $150, $150 and $134 for the years ended December 31, 2000, 1999 and 1998, respectively. Claim recoveries under the terms of this reinsurance agreement were $1,700, $nil and $nil in 2000, 1999 and 1998, respectively.

Premiums ceded to reinsurers other than IDS Life amounted to $3,125, $2,873 and $2,178 for the years ended December 31, 2000, 1999 and 1998, respectively. Claim recoveries from reinsurers other than IDS Life amounted to $473, $473 and $228 for the years ended December 31, 2000, 1999 and 1998, respectively.

Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $210,666 and $237,038 at December 31, 2000 and 1999, respectively. The accompanying statement of income includes premiums of $nil for the years ended December 31, 2000, 1999 and 1998, and decreases in liabilities for future policy benefits of $1,334, $1,277 and $1,742 related to this agreement for the years ended December 31, 2000, 1999 and 1998, respectively.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

8. LINES OF CREDIT
The Company has an available line of credit with AEFC aggregating $25,000. The interest rate for any borrowing is established by reference to various indicies plus 20 to 45 basis points depending on the term. There were no borrowings outstanding under this agreement at December 31, 2000 or 1999.

9. DERIVATIVE FINANCIAL INSTRUMENTS
The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. The Company's counterpart is rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

The Company's holdings of derivative financial instruments are as follows:

                      Notional   Carrying    Fair    Total credit
December 31, 1999      amount     amount     value     exposure
Assets:
Interest rate caps    $200,000     $--       $--          $--

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps expired in the year 2000.

Interest rate caps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

10. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                    2000                      1999
                                           Carrying       Fair        Carrying        Fair
Financial Assets                            amount        value        amount         value
Investments:
Fixed maturities (Note 2):
Held to maturity                           $  405,816   $  404,427    $  434,343    $  432,004
Available for sale                            538,438      538,438       555,574       555,574
Mortgage loans on real estate (Note 2)        144,121      148,119       154,062       152,942
Other:
Separate accounts assets (Note 1)           1,667,031    1,667,031     1,957,703     1,957,703
Cash and cash equivalents                      39,213       39,213         8,131         8,131
Financial Liabilities
Future policy benefits for fixed annuities    679,446      660,663       732,752       715,213
Separate account liabilities                1,461,266    1,411,203     1,722,028     1,668,067

At December 31, 2000 and 1999, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $85,154 and $83,646, respectively, and policy loans of $6,174 and $5,594, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2000 and 1999. The fair value of deferred annuities is estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2000 and 1999.

At December 31, 2000 and 1999, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $205,765 and $235,675, respectively.

11. STATUTORY INSURANCE ACCOUNTING PRACTICES
Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                                                2000         1999          1998
Net income, per accompanying financial statements              $40,083      $38,324       $36,348
Deferred policy acquisition costs                               (9,406)      (6,015)       (2,841)
Adjustments of future policy benefit liabilities                (1,657)      (4,615)       (6,199)
Deferred income tax expense (benefit)                            1,898        2,196        (2,369)
Provision (reduction) for losses on investments                    817         (161)          862
IMR gain/loss transfer and amortization                           (126)        (154)       (1,451)
Adjustment to separate account reserves                           (408)       5,498         2,767
Other, net                                                         486          766          (350)
                                                                   ---          ---          ----
Net income, on basis of statutory accounting practices         $31,687      $35,839       $26,767
                                                               =======      =======       =======


Stockholder's equity, per accompanying financial statements  $ 309,535    $ 279,810     $ 279,466
Deferred policy acquisition costs                             (146,035)    (136,229)     (129,477)
Adjustments of future policy benefit liabilities                 4,609        2,845         4,697
Deferred income tax liabilities (assets)                           516       (3,881)        7,912
Asset valuation reserve                                        (16,421)     (16,164)      (15,516)
Adjustments of separate account liabilities                     61,313       61,721        56,223
Adjustments of investments to amortized cost                    17,467       23,440       (17,266)
Premiums due, deferred and advance                               1,433        1,485         1,381
Deferred revenue liability                                       4,100        3,021         2,482
Allowance for losses                                               304        1,200         1,500
Non-admitted assets                                             (6,067)        (421)         (450)
Interest maintenance reserve                                    (3,282)      (3,155)       (3,001)
Other, net                                                      (8,683)      (5,416)       (2,915)
                                                                ------       ------        ------
Statutory capital and surplus                                $ 218,789    $ 208,256     $ 185,036
                                                             =========    =========     =========

SALOMON SMITH BARNEY LIFEVEST-SM-
certain investments are sponsored by:
Salomon Smith Barney and subsidiaries


SALOMON SMITH BARNEY LIFEVEST-SM-
is underwritten, issued, managed and serviced by:

IDS LIFE INSURANCE COMPANY OF NEW YORK
20 MADISON AVE. EXTENSION
ALBANY, NY 12203
(800) 541-2251

                                                                 S-6222 P (5/01)